Exhibit 10.30

ACCREDITED SUBSCRIPTION AGREEMENT This Accredited Subscription Agreement ("Agreement”) is entered into as of the 31 day of October 2018 by and between Electromedical Technologies, Inc., a Delaware corporation (the "Company"), and the undersigned investor, Gene Taubman, (the "Investor"). If more than one person signs this Agreement as an investor, then all references to Investor in this Agreement include the co-investor(s), jointly and severally. 1. Subscription. Investor hereby irrevocably subscribes for 100,000 shares of the Company's common stock (the "Shares") at a price of$1.00 per share for a total purchase price of $100,000.00, subject to acceptance by the Company. 2. Approval and Acceptance. The effectiveness of this Agreement is subject to acceptance by the Company by signing below where indicated. If this Agreement is not approved and accepted, then the Company will notify Investor and return any funds Investor may have delivered to the Company promptly after non-acceptance. 3. Disclosure. Investor acknowledges the following: The Company has made available to Investor, or to Investor's attorney, accountant or representative, all documents that Investor has requested; Investor has requested all documents and other information that Investor has deemed necessary or appropriate for purposes of evaluating a potential investment in the Company and purchasing the Shares; The Company has provided satisfactory answers to all questions concerning the potential investment in the Company; Investor has carefully considered and has, to the extent Investor believes such discussion necessary, discussed with Investor's professional legal, tax and financial advisers the suitability of an investment in the Company for Investor's particular tax and financial situation. 4. Investor has read all of the Company's filings on the SEC's Edgar web cite and the Investor acknowledges that he fully understands all the disclosures including the Company's business plan in those filings. RISK FACTORS An investment in the securities offered hereby involves a high degree of risk and is highly speculative in nature. You should consider, amongst others, the following risk factors prior to making your Investment. The discussion below highlights some of the more important risks regarding the Company and the Investment. The risks highlighted below should not be assumed to be the only factors that could affect future performance. In addition, other written or oral statements, which constitute forward-looking statements, may be made by or on behalf of the Company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such Page 1 of 10

SIGNATURE PAGE TO ELECTROMEDICAL TECHNOLOGIES, INC. SUBSCRIPTION AGREEMENT PRINT OR TYPE NAME OF INVESTOR And title if not an individual Signature Date: Oct. 31, 2018 Address: SS or EIN# ACCEPTANCE OF SUBSCRIPTION This Subscription Agreement has been approved by the Company and is accepted as Of October __, 2018. By: Name: Matthew Wolfson Title: CEO Page 8 of 10

ACCREDITATION The undersigned represents and warrants that the he/she/it is an Accredited Investor pursuant to one or more of the following categories (initial applicable categories and sign below): a. A natural person (i.e., not an entity) whose individual net worth or joint net worth with spouse at the time of purchase, excluding homes, home furnishings and automobiles, and reflecting a deduction of all current debts and obligations to pay money, including but not limited to home mortgage debt, exceeds $1,000,000. b. A natural person (i.e., not an entity) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current year. ___ c. Any organization described in Section 501(c)(3) of the Internal Revenue Code, or any corporation, limited liability the Company, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000. ___ d. A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940). ___ e. Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance the Company as defined in Section 2(13) of the Act; any investment the Company registered under the Investment Company Act of 1940 (the "1 940 Act") or a business development the Company as defined in Section 2(a)(48) of the 1940 Act~ any Small Business Investment The Company licensed by the U.S. Small Business Administration under Section 30l(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act which is either a bank, savings and loan association, insurance the Company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited Investors. f. Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a Page 9 of 10 sophisticated person. For purposes of this exemption, a sophisticated person is one who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment. ____ g. Any entity in which all the equity owners are accredited investors under the above subsections. Date: 10/31/18 Print Name Gene Taubman Signature (if not individual, add title) Page 10 of 10